Exhibit 10.1

AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

This AMENDMENT NO. 2 to EMPLOYMENT AGREEMENT (“Amendment”) dated September 30, 2013 is an amendment to that certain Employment Agreement ("Employment Agreement") dated February 6, 2013, as amended, by and between Cellular Biomedicine Group, Inc., a Delaware corporation (the “Company”) and the undersigned individual, Wei (William) Cao (the “Executive”).

WHEREAS, on February 6, 2103 the Executive and the Company entered into an Employment Agreement (the “Original Agreement”);

WHEREAS, on August 29, 2013 the Executive and the Company entered into AMENDMENT NO. 1 to the Original Agreement; and

WHEREAS, the Executive and the Company have agreed to enter into this Amendment to amend the Original Agreement, as amended.

NOW, THEREFORE, the Executive and the Company agree as follows:

1. Amendment to Section 2.  Section 2 of the Original Agreement is amended and restated in its entirety as follows:

“2 Duties.  Subject to the terms and provisions of this Agreement, Executive is hereby employed by the Company as Chief Executive Officer of the Company.  Executive shall have full responsibility and authority for such duties as customarily are associated with service as the Chief Executive Officer of the Company at the direction of the Board of Directors of the Company (the “Board”).  Executive shall faithfully and diligently perform, on a full time basis, such duties assigned to Executive and shall report directly to the Board.”

2. Amendment to Section 5.1.  Section 5.1 of the Original Agreement is amended to replace the amount of Executive’s Base Compensation of “$200,000” with “$225,000”.

3. Affirmation of Remaining Terms and Conditions. The Company and the Executive affirm that all of the other terms and conditions of the Original Agreement shall continue in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

COMPANY:
CELLULAR BIOMEDICINE GROUP, INC. By: /s/ Wen Tao (Steve) Liu Name: Wen Tao (Steve) Liu Title: Executive Chairman of the Board EXECUTIVE: /s/ Wei (William) Cao Wei (William) Cao